Exhibit 99.1

 Amended and Restated Directors and Executive Officers of the Reporting Persons

Directors and Executive Officers of Comcast Corporation:

            Name                       Position              Principal Occupation and    Principal Business in which
                                                                 Business Address        such Employment is Conducted
Ralph J. Roberts              Chairman of the Executive    Chairman of the Executive     Ownership and operation of
                              and Finance Committee of     and Finance Committee of      cable television systems
                              the Board of Directors and   the Board of Directors of     and broadband
                              a Director                   Comcast Corporation           communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

C. Michael Armstrong          Chairman and Director        Chairman of the Board of      Ownership and operation of
                                                           Directors of Comcast          cable television systems
                                                           Corporation                   and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

Julian A. Brodsky             Vice Chairman and Director   Vice Chairman of the Board    Ownership and operation of
                                                           of Directors of Comcast       cable television systems
                                                           Corporation                   and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

Brian L. Roberts              President, Chief Executive   President and Chief           Ownership and operation of
                              Officer and Director         Executive Officer of          cable television systems
                                                           Comcast Corporation           and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

John R. Alchin*               Co-Chief Financial           Co-Chief Financial Officer,   Ownership and operation of
                              Officer, Executive Vice      Executive Vice President      cable television systems
                              President and Treasurer      and Treasurer of Comcast      and broadband
                                                           Corporation                   communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

------------------
* Citizen of Australia


Lawrence S. Smith             Co-Chief Financial Officer   Co-Chief Financial Officer    Ownership and operation of
                              and Executive Vice           and Executive Vice            cable television systems
                              President                    President of Comcast          and broadband
                                                           Corporation                   communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

David L. Cohen                Executive Vice President     Executive Vice President of   Ownership and operation of
                              and Assistant Secretary      Comcast Corporation           cable television systems
                                                           1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Stephen B. Burke              Executive Vice President     Executive Vice President of   Ownership and operation of
                                                           Comcast Corporation           cable television systems
                                                           1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Arthur R. Block               Senior Vice President,       Senior Vice President of      Ownership and operation of
                              Assistant Treasurer and      Comcast Corporation           cable television systems
                              Secretary                    1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Lawrence J. Salva             Senior Vice President and    Senior Vice President and     Ownership and operation of
                              Controller                   Controller of Comcast         cable television systems
                                                           Corporation                   and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

Sheldon M. Bonovitz           Director                     Partner in the law firm of    Practice of law
                                                           Duane Morris and Heckscher
                                                           LLP
                                                           4200 One Liberty Place
                                                           Philadelphia, PA 19103

Joseph L. Castle, II          Director                     President of Castle Energy    Financial Consulting and
                                                           Corporation                   operation of an independent
                                                           One Radnor Corporate Center   oil and gas exploration and
                                                           Suite 250                     production company
                                                           100 Matsonford Road
                                                           Radnor, PA 19087

Kenneth J. Bacon              Director                     Senior Vice President of      Multifamily lending and
                                                           Fannie Mae                    investment portfolio
                                                           3900 Wisconsin Ave., NW
                                                           Washington, DC  20016


                                                           -2-


J. Michael Cook               Director                     Retired Chairman and CEO of   Accounting
                                                           Deloitte & Touche LLP
                                                           980 Lake Avenue
                                                           Greenwich, CT  06831

Dr. Judith Rodin              Director                     President of University of    Academic institution
                                                           Pennsylvania
                                                           100 College Hall
                                                           Philadelphia, PA 19014

S. Decker Anstrom             Director                     President and CEO of          Ownership and operation of
                                                           Landmark                      cable programming channel
                                                           Communications, Inc.
                                                           150 W. Brambleton Ave.
                                                           Norfolk, VA  23510

Louis A. Simpson              Director                     President and CEO of          National property and
                                                           Geico Corporation             casualty insurance
                                                           P.O. Box 1943
                                                           Rancho Santa Fe, CA
                                                           92067

Michael I. Sovern             Director                     Chairman of Sotheby's         Auction company
                                                           Holdings, Inc.
                                                           1334 York Avenue
                                                           New York, NY  10021












                                                           -3-

Directors and Executive Officers of Comcast Holdings Corporation (f/k/a/ Comcast Corporation):

            Name                       Position              Principal Occupation and    Principal Business in which
                                                                 Business Address        such Employment is Conducted

Brian L. Roberts              President, Chief Executive   President and Chief           Ownership and operation of
                              Officer and Director         Executive Officer of          cable television systems
                                                           Comcast Corporation           and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102

John R. Alchin*               Co-Chief Financial           Co-Chief Financial Officer,   Ownership and operation of
                              Officer, Executive Vice      Executive Vice President      cable television systems
                              President and Treasurer      and Treasurer of Comcast      and broadband
                                                           Corporation                   communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

Lawrence S. Smith             Co-Chief Financial           Co-Chief Financial Officer    Ownership and operation of
                              Officer, Executive Vice      and Executive Vice            cable television systems
                              President and Director       President of Comcast          and broadband
                                                           Corporation                   communications services
                                                           1500 Market Street
                                                           Philadelphia, PA 19102

David L. Cohen                Executive Vice President,    Executive Vice President of   Ownership and operation of
                              Assistant Secretary and      Comcast Corporation           cable television systems
                              Director                     1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Arthur R. Block               Senior Vice President,       Senior Vice President of      Ownership and operation of
                              Assistant Treasurer,         Comcast Corporation           cable television systems
                              General Counsel, Secretary   1500 Market Street            and broadband
                              and Director                 Philadelphia, PA 19102        communications services

Lawrence J. Salva             Senior Vice President and    Senior Vice President and     Ownership and operation of
                              Controller                   Controller of Comcast         cable television systems
                                                           Corporation                   and broadband
                                                           1500 Market Street            communications services
                                                           Philadelphia, PA 19102



---------------
* Citizen of Australia



                                                          -4-


Directors and Executive Officers of Comcast Programming Holdings, Inc.

            Name                       Position              Principal Occupation and    Principal Business in which
                                                                 Business Address        such Employment is Conducted

C. Stephen Backstrom          Vice President, Treasurer,   Vice President of Taxation    Ownership and operation of
                              Assistant  Secretary  and    of  Comcast  Corporation      cable  television  systems
                              Director                     1500 Market Street            and broadband communications
                                                           Philadelphia, PA 19102        services

William E. Dordelman          Vice President, Assistant    Vice President of Finance     Ownership and operation of
                              Treasurer, Secretary and     of Comcast Corporation        cable television systems
                              Director                     1500 Market Street            and broadband
                                                           Philadelphia, PA 19102        communications services

Abram E. Patlove              President and Director       President of Comcast          Investment services
                                                           Capital Corporation
                                                           1201 N. Market Street
                                                           Suite 1405
                                                           Wilmington, DE 19801

James P. McCue                Senior Vice President and    Senior Vice President -       Investment services
                              Director                     Finance and Administration
                                                           of Comcast Capital
                                                           Corporation
                                                           1201 N. Market Street
                                                           Suite 1405
                                                           Wilmington, DE 19801

Rosemarie S. Teta             Vice President, Assistant    Vice President of Comcast     Investment services
                              Treasurer, Assistant         Capital Corporation
                              Secretary and Director       1201 N. Market Street
                                                           Suite 1405
                                                           Wilmington, DE 19801





                                                          -5-


Directors and Executive Officers of  Comcast QVC, Inc.

            Name                       Position             Principal Occupation and     Principal Business in which
                                                                Business Address         such Employment is Conducted

C. Stephen Backstrom          Vice President, Treasurer,  Vice President of Taxation     Ownership and operation of
                              Assistant  Secretary  and   of  Comcast  Corporation       cable  television  systems
                              Director                    1500 Market Street             and broadband communications
                                                          Philadelphia, PA 19102         services

William E. Dordelman          Vice President, Assistant   Vice President of Finance of   Ownership and operation of
                              Treasurer, Secretary and    Comcast Corporation            cable television systems
                              Director                    1500 Market Street             and broadband
                                                          Philadelphia, PA 19102         communications services

Abram E. Patlove              President and Director      President of Comcast Capital   Investment services
                                                          Corporation
                                                          1201 N. Market Street
                                                          Suite 1405
                                                          Wilmington, DE 19801

James P. McCue                Senior Vice President and   Senior Vice President -        Investment services
                              Director                    Finance and Administration
                                                          of Comcast Capital
                                                          Corporation
                                                          1201 N. Market Street
                                                          Suite 1405
                                                          Wilmington, DE 19801

Rosemarie S. Teta             Vice President, Assistant   Vice President of Comcast      Investment services
                              Treasurer, Assistant        Capital Corporation
                              Secretary and Director      1201 N. Market Street
                                                          Suite 1405
                                                          Wilmington, DE 19801